City National Rochdale Diversified Equity Fund a series of City National Rochdale Funds
SUMMARY PROSPECTUS DATED JANUARY 31, 2014 (Not currently offered for purchase or available for exchange)

Class: Institutional Class Class N	Ticker: (AHDEX) (AHADX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.citynationalrochdalefunds.com. You can also get this information at no cost by calling (888) 889-0799 or by sending an e-mail request to citynationalrochdalefunds@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated January 31, 2014, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated September 30, 2013, are incorporated by reference into this Summary Prospectus.

City National Rochdale Diversified Equity Fund
(Not currently offered for purchase or available for exchange)

INVESTMENT GOAL

The City National Rochdale Diversified Equity Fund (the “Diversified Equity Fund” or the “Fund”) seeks to provide long-term capital growth.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Diversified Equity Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.75%		0.75%
Distribution (12b-1) Fee		None		0.25%
Other Expenses(1)
Shareholder Servicing Fee	None		0.25%
Other Fund Expenses	0.31%		0.31%
Total Other Expenses		0.31%		0.56%
Total Annual Fund Operating Expenses		1.06%		1.56%
Fee Waiver and/or Expense Reimbursement(2)(3)		(0.10%)		(0.20%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.96%		1.36%

(1)
“Other Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund’s fiscal year beginning on October 1, 2013.

(2)
City National Rochdale, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive a portion of the annual management fee payable to it by the Fund, thereby reducing the annual management fee from 0.75% of average daily net assets to 0.65% of average daily net assets. This limitation will be in effect until January 31, 2015. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon 60 days’ written notice to the Adviser, and it will terminate automatically upon the termination of the investment management agreement between the Adviser and the Fund. Any management fees waived by the Adviser pursuant to this arrangement will not be eligible for reimbursement by the Fund to the Adviser.

(3)
The Adviser has contractually agreed to limit shareholder servicing fees for Class N shares to 0.15% until January 31, 2015. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon 60 days’ written notice to the Adviser, and it will terminate automatically upon the termination of the shareholder services agreement between the Adviser and the Fund. Any shareholder servicing fees waived by the Adviser pursuant to this arrangement will not be eligible for reimbursement by the Fund to the Adviser.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Diversified Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$98	$327	$575	$1,285
Class N	$138	$473	$831	$1,839

PORTFOLIO TURNOVER

The Diversified Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the Diversified Equity Fund’s net assets (including borrowings for investment purposes) consists of common stocks of large-capitalization U.S. companies that are diversified among various industries and market sectors. For this purpose, the Adviser considers a large-capitalization company to be a company with a market capitalization satisfying Standard & Poor’s Ratings Services (“Standard & Poor’s”) eligibility criteria for inclusion in the S&P 500 Index at the time of investment (currently $4 billion or greater). This investment strategy may be changed at any time, with 60 days’ prior notice to shareholders.

The Adviser manages a portion of the Diversified Equity Fund’s assets by replicating the holdings of the S&P 500 Index other than tobacco-related companies. The investments of the remainder of the Fund are typically equity securities that the Adviser believes have one or more of the following characteristics: a price significantly below the intrinsic value of the issuer; favorable prospects for earnings growth; above average return on equity and dividend yield; and sound overall financial condition of the issuer.

Up to 20% of the Diversified Equity Fund’s net assets may consist of equity securities, consisting primarily of common stock, of mid-capitalization companies. For this purpose, the Adviser considers a mid-capitalization company to be a company with a market capitalization satisfying Standard & Poor’s eligibility criteria for inclusion in the S&P Midcap 400 Index at the time of investment (currently $1 billion to $4.4 billion). In addition to investing in U.S. corporations, the Fund invests in U.S. dollar denominated sponsored American Depositary Receipts of foreign corporations. The Fund may buy and sell securities in the Fund’s portfolio frequently, which may result in higher transaction costs and produce capital gains and losses. The Adviser may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security’s purchase, or more attractive investment alternatives are identified.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Diversified Equity Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing in common stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Index Risk –The performance of the portion of the Fund designed to replicate the S&P 500 Index may not exactly match the performance of the Index. That portion of the Fund does not hold every stock contained in the Index and the performance of the stocks held in the Fund may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Fund incurs management fees, 12b-1 fees (for Class N shares only), administrative expenses and transaction costs in trading stocks.

Medium Capitalization (Mid-Cap) Companies – Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies.

Foreign Investments (American Depositary Receipts) – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. The Fund invests in U.S. dollar denominated American Depositary Receipts of foreign companies (“ADRs”) which are sponsored by the foreign issuers. ADRs are subject to the risks of changes in currency or exchange rates (which affect the value of the issuer even though ADRs are denominated in U.S. dollars) and the risks of investing in foreign securities.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Diversified Equity Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for 1, 5 and 10 years and since inception. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

This bar chart shows the performance of the Diversified Equity Fund’s Institutional Class shares based on a calendar year.

Best Quarter 15.07% Q3 2009	Worst Quarter -23.29% Q4 2008

This table shows the average annual total returns of each class of the Diversified Equity Fund for the periods ended December 31, 2013. The table also shows how the Fund’s performance compares with the returns of an index comprised of companies similar to those held by the Fund.

Average Annual Total Returns(1) (for the periods ended December 31, 2013)	One Year	Five Years	Ten Years
Institutional Class
Return Before Taxes	29.93%	14.65%	5.61%
Return After Taxes on Distributions	29.67%	14.51%	4.93%
Return After Taxes on Distributions and Sale of Fund Shares	17.13%	11.81%	4.54%
Class N
Return Before Taxes	29.59%	14.35%	5.34%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%

(1)
On September 30, 2005, the predecessor to the Diversified Equity Fund (the “Predecessor Fund”) reorganized into the Fund. The performance results for Institutional Class shares of the Fund before September 30, 2005, reflect the performance of the Predecessor Fund’s Class I shares. Class A shares of the Predecessor Fund, the predecessor to the Class N shares of the Fund, commenced operations on December 30, 2002.

The performance results for Class N shares of the Fund for the period of December 30, 2002, to September 29, 2005, reflect the performance of the Predecessor Fund’s Class A shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

PORTFOLIO MANAGERS

Thomas Kuo and Dimitry Kirtsman are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers of the Fund since March 2012.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Diversified Equity Fund are no longer offered for purchase, and shareholders of other series of the Trust may not exchange their shares of such series for shares of the Diversified Equity Fund.

The shares of the Diversified Equity Fund are redeemable. You may redeem some or all of your shares on any day the NYSE is open for regular session trading. The Fund ordinarily pays redemption proceeds on the business day following the redemption of your shares. However, the Fund reserves the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to your bank via the instructions on your account.

TAX INFORMATION

The Diversified Equity Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Diversified Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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CNR-SM-016-0800